Rule 497(e)

File Nos. 333-203855; 811-23054

GREAT-WEST SECUREFOUNDATION® II Variable Annuity

Individual Flexible Premium Variable Deferred Annuity Contract

Issued by

Variable Annuity-8 Series Account

of

Great-West Life & Annuity Insurance Company of New York

Supplement dated October 14, 2021

to the Prospectus dated May 1, 2021

This Supplement amends certain information contained in the Prospectus dated May 1, 2021.

Great-West SecureFoundation® Lifetime Funds Merger:

Effective on or about October 15, 2021 (the “Merger Date”), the Great-West SecureFoundation® Lifetime 2020 Fund, Great-West SecureFoundation® Lifetime 2025 Fund and Great-West SecureFoundation® Lifetime 2030 Fund (each an “Acquired Fund” and collectively, the “Acquired Funds”) will be merged into the Great-West SecureFoundation® Balanced Fund (the “Acquiring Fund”). Effective on the Merger Date, any assets remaining in the Sub-Accounts for the Acquired Funds will become invested in the Sub-Account for the Acquiring Fund. Additionally, any applicable Contract benefits, such as the Benefit Base and Guaranteed Annual Withdrawals, associated with any investment in the Sub-Accounts for the Acquired Funds on the Merger Date will be transferred to the Sub-Account for the Acquiring Fund. Please note, if you are already invested in a Sub-Account for an Acquired Fund and the Sub-Account for the Acquiring Fund, then it is possible that you have a different Ratchet Date for such Acquired Fund (the “Acquired Fund’s Ratchet Date”) and the Acquiring Fund (the “Acquiring Fund’s Ratchet Date”). If this is the case, then effective on the Merger Date, your Ratchet Date for the Acquiring Fund will receive a one-time adjustment to either (a) the Acquired Fund’s Ratchet Date or (b) the Acquiring Fund’s Ratchet Date, whichever occurs soonest after the Merger Date.

Contract Owners may transfer assets out of the Sub-Accounts for the Acquired Funds at any time prior to the Merger Date, and any such transfer will not incur a transfer charge and will not count against the annual free transfer limit. Please note, any transfer out of the Sub-Accounts for the Acquired Funds prior to the Merger Date will result in an Excess Withdrawal under the terms of the Contract, which will result in a reduction or termination of the Guaranteed Lifetime Withdrawal Benefit. Additionally, all future allocations (including allocations made pursuant to an automatic contribution plan or custom transfer feature, such as dollar cost averaging or rebalancer) directed to the Sub-Accounts for the Acquired Funds after the Merger Date will be automatically allocated to the Sub-Account for the Acquiring Fund.

Great-West SecureFoundation® Lifetime Funds Closing:

Effective as of the close of business on October 15, 2021, the Great-West SecureFoundation® Lifetime 2035 Fund, Great-West SecureFoundation® Lifetime 2040 Fund, Great-West SecureFoundation® Lifetime 2045 Fund, Great-West SecureFoundation® Lifetime 2050 Fund, Great-West SecureFoundation® Lifetime 2055 Fund and Great-West SecureFoundation® Lifetime 2060 Fund will be closed to all contributions.

If you have any questions regarding this Supplement, please call Great-West toll-free at (800) 537-2033.

   This Supplement must be accompanied by, and read in conjunction with, the current Prospectus and Statement of Additional Information dated May 1, 2021.

Please read this Supplement carefully and retain it for future reference.